SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Amarantus BioScience Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2016

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

October 11, 2016

at 10:30 a.m. Eastern Time

at

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at: [__________]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 11, 2016

To the Stockholders of Amarantus BioScience Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Amarantus BioScience Holdings, Inc. (“Amarantus” or the “Company”) will be held at Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, on Tuesday, October 11, 2016, at 10:30 a.m. Eastern Time, to consider the following proposals:

1.	To elect five (5) members of the Company’s Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2	To consider and vote on a proposal to ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 (“Proposal No. 2”);

3.	To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-two and not more than one-for-three hundred at any time prior to October 11, 2017, with the Board of Directors (the “Board” or “Board of Directors”) having the discretion as to whether or not the reverse stock split is to be effected, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board in its discretion (“Proposal No. 3”); and

4.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the Proposals. The Company intends to mail this Proxy Statement and proxy card enclosed with this notice on or about [●], 2016 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on [●], 2016 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for ten (10) days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 11, 2016. The Proxy Statement is available at:   [_____] .

By Order of the Board of Directors

/s/ Gerald E. Commissiong
Gerald E. Commissiong
President, CEO and Director

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

AMARANTUS BIOSCIENCE HOLDINGS, INC.

655 Montgomery Street, Suite 900

San Francisco, CA 94111

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amarantus BioScience Holdings, Inc. (“Amarantus”, the “Company”, “we”, “us” or “our”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at the offices of Sichenzia Ross Friedman Ference LLP, on Tuesday, October 11, 2016, at 10:30 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about [●], 2016.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.

We will bear the entire cost of solicitation of proxies, including maintenance of the Internet website used to access the proxy materials; maintenance of the Internet website used to vote; and preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders who request paper copies of such materials. We have retained Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies. We expect to pay Laurel Hill Advisory Group, LLC $4,000 plus reimbursement of reasonable expenses. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we may reimburse them for their costs in forwarding the solicitation materials to such beneficial owners.

RECORD DATE

Stockholders of record at the close of business on [●], 2016 will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and

●	the proxy card or vote instruction form for the Annual Meeting.

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What is the proxy card?

The proxy card enables you to appoint Gerald E. Commissiong, our President and Chief Executive Officer , as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) a proposal to elect five (5) members of our Board of Directors, each to serve until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”), (ii) a proposal to ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 (“Proposal No. 2”), and (iii) a proposal to approve an amendment to the Company’s Articles of Incorporation to effect the Reverse Split of the Company’s common stock by a ratio of not less than one-for-two and not more than one-for-three hundred (“Proposal No. 3”). In addition, management will report on the performance of the Company during fiscal year 2015 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the majority of the total possible votes held by the holders of the common stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, and Series H Convertible Preferred Stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there are [●]shares of our common stock, [●]shares of Series C Convertible Preferred Stock, [●]shares of Series D Convertible Preferred Stock [●]shares of Series E Convertible Preferred Stock and [●]shares of Series H Convertible Preferred Stock issued and outstanding. Series C Convertible Preferred Stock entitles its holders to 1,500,000 votes in the aggregate, Series D Convertible Preferred Stock entitles its holder to [●] votes in the aggregate, Series E Preferred Stock entitles its holders to [●] votes in the aggregate, Series H Preferred Stock entitles its holders to [●] votes in the aggregate and one share of common stock entitles its holder to one vote per each share held. Holders of Series G Convertible Preferred Stock do not have the right to vote. Thus, we anticipate that the presence of the holders of common stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series H Convertible Preferred representing at least [●] total votes will be required to establish a quorum.

Voting Procedures and Vote Required

Gerald Commissiong will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Articles of Incorporation, as amended, does not authorize cumulative voting. Nevada law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

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Vote Required for Ratification of Auditors (Proposal No. 2). Nevada law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended or applicable Nevada law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2016.

Vote Required for the Reverse Stock Split of the Company’s Common Stock by a Ratio of Not Less than One-for-Two and Not More than One-for-Three Hundred (Proposal No. 3). Nevada law and our Bylaws provide that the affirmative vote of the holders holding shares of the Company entitling them to exercise at least a majority of the voting power of the Company is required to approve the amendment to our Articles of Incorporation to give effect to the Reverse Split of the Company’s common stock. Abstentions with respect to Proposal 3 will be treated as shares that are present or represented at the Annual Meeting, but will not be counted in favor of Proposal 3. Accordingly, an abstention with respect to Proposal 3 will have the same effect as a vote “AGAINST” Proposal 3.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on [●], 2016, the record date, your shares were registered directly in your name with our transfer agent, VStock Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet or telephonically, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on [●], 2016, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by calling the toll free number found on the proxy card.

●	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

●	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

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Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed proxy card.

●	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, but cannot vote on non-routine matters, such as the election of directors or the approval of the Reverse Split.

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What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	for election of the five (5) members of our Board of Directors, each to serve until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal;

●	for ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016;

●	for approval of an amendment to the Company’s Articles of Incorporation to effect a reverse stock split (the “Reverse Split”) of the Company’s common stock by a ratio of not less than one-for-two and not more than one-for-three hundred at any time prior to October 11, 2017, with the Board of Directors having the discretion as to whether or not the Reverse Split is to be effected and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board in its discretion.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock and Series H Convertible Preferred Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2015 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's Annual Report on 10-K for the fiscal year ending December 31, 2015 and this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Amarantus BioScience Holdings, Inc., 655 Montgomery Street, Suite 900, San Francisco, CA 94111; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

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INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 - Proposal for the Election of Five (5) Directors”. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of the following five persons, all of whom have been nominated by the Company to stand for election.

Name	Age
Gerald E. Commissiong	33
Dr. John W. Commissiong	71
Robert L. Harris	72
Donald Huffman	69
Joseph Rubinfeld	83

Involvement in Certain Legal Proceedings

To our knowledge, our directors have not been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

●	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

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How often did the Board meet during fiscal 2015?

During 2015, the Board of Directors held seventeen (17) meetings. Each director attended no fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

Robert Harris, Donald Huffman and Joseph Rubinfeld serve on the Compensation Committee of the Board, with Dr. Rubinfeld serving as the Chairman.

Our compensation committee is responsible for, among other things:

●	determining the compensation and other terms of employment of our executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;

●	evaluating and recommending the type and amount of compensation to be paid or awarded to our Board members;

●	administering our equity incentive plans;

●	establishing policies with respect to equity compensation arrangements;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers; and

●	reviewing and evaluating, at least annually, the performance of the Compensation Committee and its members, including compliance of the Compensation Committee with its charter.

Robert Harris, Donald D. Huffman and Joseph Rubinfeld serve on the Governance and Nominating Committee of the Board, with Mr. Harris serving as the Chairman. The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Corporate Governance and Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by our Board based on the criteria, skills and qualifications that have been recognized by the Corporate Governance and Nominating Committee. While our nomination and corporate governance policy does not prescribe specific diversity standards, the Corporate Governance and Nominating Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, differences in viewpoints and skills, and personal qualities that will result in a well-rounded Board

Our audit committee consists of Donald D. Huffman, Robert Harris and Joseph Rubinfeld, each of whom is a non-employee director. Mr. Donald Huffman is the chairperson of our audit committee. Our Board of Directors has determined that each member designee of our audit committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended and meets the requirements of financial literacy under SEC rules and regulations. Mr. Huffman serves as our audit committee financial expert, as defined under SEC rules.

Our audit committee is responsible for, among other things:

●	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

●	evaluating the qualifications, performance and independence of our independent auditors;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●	reviewing the adequacy and effectiveness of our internal control policies and procedures;

●	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and

●	preparing the audit committee report that the SEC requires in our annual proxy statement.

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Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.amarantus.com.

Board Leadership Structure and Role in Risk Oversight

We have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined. The Board of Directors does not currently have a Chairman.

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company, our Company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Director Independence

When applying the definition of independence set forth in Rule 4200(a)(15) of The Nasdaq Stock Market, Inc., the Company believes that Robert L. Harris , Donald D. Huffman and Dr. Joseph Rubinfeld are independent directors.

Stockholder Communications

Shareholders requesting communication with directors can do so by writing to Amarantus BioScience Holdings, Inc., 655 Montgomery Street, Suite 900, San Francisco, CA 94111. At this time we do not screen communications received and would forward any requests directly to the named director. If no director is named in a general inquiry, the Secretary contacts each director. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a director’s permission.

Code of Ethics and Business Conduct

We have adopted a written code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our chief executive officer and chief financial officer) and employees. Our Code of Business Conduct and Ethics is available on our website at www.amarantus.com.

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COMPENSATION OF DIRECTORS

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to our directors (excluding compensation paid to our executive officers included in the summary compensation table below) by the Company during the year ended December 31, 2015. The current value of all options held by members of the Board of Directors is $0.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Robert L. Harris	82,000	-	53,520	-	-	-	135,520
Donald Huffman	66,000	-	532,180	-	-	-	598,180
Iain Ross	31,000	-	532,180	-	-	-	563,180
Dr. Joseph Rubinfeld	50,000	-	548,560	-	-	-	598,560

AUDIT COMMITTEE REPORT

Membership and Role of Audit Committee

The audit committee of our Board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Donald D. Huffman, Robert Harris and Joseph Rubinfeld, each of whom is a non-employee director. Mr. Donald Huffman is the chairperson of our audit committee. Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.amarantus.com. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the Board.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Auditing Standard No. 16 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

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In reliance on these reviews and discussions, the audit committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2015 be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2016 for ratification by stockholders at the Company’s annual meeting.

The audit committee consists of Donald D. Huffman (Chairman), Robert Harris and Joseph Rubinfeld.

The foregoing audit committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended , or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers, except that, Dr. John Commissiong and Gerald E. Commissiong, are father and son. The current executive officers of the Company are as follows:

Name	Age	Office(s) held
Gerald E. Commissiong	33	President and Chief Executive Officer, Director
Dr. John W. Commissiong	71	Chief Scientific Officer, Director
Marc E. Faerber	61	Controller, Vice President of Financial Operations, Treasurer, Secretary

Set forth below is a brief description of the background and business experience of each of our current executive officers.

Gerald E. Commissiong, Chief Executive Officer, President, Director

Mr. Commissiong has served as the Chief Operating Officer and a Director of Amarantus since April of 2011. Since October 23, 2011, Mr. Commissiong has served as the Company’s Chief Executive Officer and President. Mr. Commissiong was the co-founder and original President and Chief Executive Officer of Amarantus, which was formerly known as CNS Protein Therapeutics, Inc. He played a significant role in sourcing the seed funding for the Company in 2008, assisted in developing a strategic corporate development pathway that involved the recruitment of relevant expertise, identification of appropriate development strategy, liaising with expertise to define development pathway, creation of a technological mitigation strategy and the identification of appropriate funding partners with a strategic interest in the Company’s technology. Mr. Commissiong also recruited senior executives to the Board to guide the Company’s growth and generated its official marketing materials, including investor brochures, corporate handouts, email newsletters and other materials necessary to raise awareness of the Company. Prior to co-founding Amarantus, Mr. Commissiong played professional football for the Calgary Stampeders of the Canadian Football League. Mr. Commissiong holds a B.S. degree in Management Science and Engineering with a focus on Financial Decisions from Stanford University. Mr. Commissiong is qualified to serve as director because of his history with the Company and his management and leadership qualities. In addition, Mr. Commissiong’s skills and knowledge of the financial markets makes him invaluable to the Company.

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Dr. John W. Commissiong, Chief Scientific Officer, Director

Dr. Commissiong has served as the Chief Scientific Officer and a Director of Amarantus since co-founding the Company in 2008. From 2000 through 2008 Dr. Commissiong served as the CSO of Neurotrophics Inc & Prescient Neuropharma Inc. Dr. Commissiong has been focused on the discovery of novel neurotrophic factors for the treatment of neurodegenerative diseases as well as understanding the fundamental underlying biology of protoplasmic type-1 astrocytes that secrete neurotrophic factors. He was Chief of the Neural Transplantation Unit, NINDS-NIH, from 1989 to 1994 where his research focused on identifying therapeutic approaches to spinal cord injury. Dr. Commissiong was Head of the Neurotrophic Factors Group, NINDS-NIH, from 1994 to 1997 where he focused on developing technologies to systematically identify novel neurotrophic factors with applications for specific Central Nervous System disorders. He co-founded Prescient Neuropharma in 1999, and discovered MANF in 2003. MANF is currently in preclinical development for the treatment of Parkinson’s disease. The work pioneered by Dr. Commissiong has led to significant advancements in the field of astrocyte-neuron biology. Dr. Commissiong believes that a fundamental understanding of astrocyte-neuron interactions in the Central Nervous System will lead to a new generation of therapies to treat brain-related disorders.

Dr. Commissiong did his Postdoctoral work in the Lab Preclin Pharmac, NIMH-NIH, concentrating on the application of quadrupole mass spectrometry in the analysis of neurotransmitters. He holds a Ph.D. in Neurophysiology from the University of Southampton, a M.Sc. in Biochemical Pharmacology from the University of Southampton and a B.S. in Biology and Chemistry from the University of the West Indies.

Dr. Commissiong is qualified to serve as a director because of his extensive experience in drug discovery and research and his work in the field of astrocyte-neuron biology.

Marc E. Faerber, Controller, Vice President of Financial Operations, Treasurer, Secretary

Mr. Faerber has served as the Company’s Controller and Vice President of Financial Operations since April 2014, and previously served as the Company’s Chief Financial Officer, from May 2009 to April 2014. In addition, Mr. Faerber has worked as an independent business and financial advisor since 2001. In that capacity, he provides financial, business and strategic advisory services to various startup entities, including medical device, biotechnology, software and alternative energy related companies. His services and experience include facilitating startups in establishing appropriate internal controls, developing administrative procedural processes, writing and critiquing business plans and strategies, preparation of company presentations, short term financial operating plans, and long term strategic financial planning, assisting organizations with seeking financing and rendering advice in various negotiations related to merger and acquisitions, distribution rights, technology licensing and other business structural issues, and review and implementation of internal control structures in support of Sarbanes Oxley compliance. Mr. Faerber is a licensed CPA (inactive) in California and was a Certified Valuation Analyst from 2004 through 2007. He holds a B.S. in Business Administration from Providence College and has done course work towards a M.S. in Taxation at Golden Gate University.

Involvement in Certain Legal Proceedings

To our knowledge, our executive officers have not been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

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●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

●	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2016, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of March 31, 2016. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of March 31, 2016, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

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Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o of the Company at 655 Montgomery Street, Suite 900, San Francisco, CA 94111.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership		Percent of class(1)
Current Executive Officers & Directors:
Common Stock	Gerald E. Commissiong	443,769	(2)	0.72%
Common Stock	Dr. John W. Commissiong	383,028	(3)	0.62%
Common Stock	Marc Faerber	177,745	(4)	0.29%
Common Stock	Robert L. Harris	196,351	(5)	0.32%
Common Stock	Donald D. Huffman	17,558	(6)	0.00%
Common Stock	Dr. Joseph Rubinfeld	52,492	(7)	0.00%

Total of All Officers and Directors:		1,321,499		2.13%

5% Beneficial Owners:

*	Less than 1%.

(1)	Based on 61,147,256 shares of our common stock outstanding as of Mach 31, 2016.

(2)	Includes: (i) 1,796 shares of common stock underlying an option to purchase shares at a price of $3.56 per share which are exercisable within the next 60 days;(ii) 33,333 shares of common stock underlying options to purchase shares at a price of $13.74, (iii) 323,750 shares of common stock which are issuable upon conversion of 971,250 shares of Series B Convertible Preferred stock; (iv) 2,333 shares of common stock which are issuable upon conversion of 350,000 shares of Series C Convertible Preferred stock; and (v) 926 shares of common stock which are issuable upon exercise of outstanding warrants

(3)	Includes: (i) 24,210 shares underlying an option to purchase 877 and 23,333 shares at a price of $3.56 and $13.38 which are exercisable within the next 60 days; (ii) 232,500 shares of common stock which are issuable upon conversion of 697,500 shares of Series B Convertible Preferred stock; (iii) 1,333 shares of common stock which are issuable upon conversion of 200,000 shares of Series C Convertible Preferred Stock; and (iv) 926 shares of common stock which are issuable upon exercise of outstanding warrants.

(4)	Includes: (i) 6,667 shares underlying an option to purchase shares at a price of $18.525 which are exercisable within the next 60 days; (ii) 162,500 shares of common stock which are issuable upon conversion of 487,500 shares of Series B Convertible Preferred stock; and (iii) 1,333 shares of common stock issuable upon conversion of 200,000 shares of Series C Convertible Preferred stock.

(5)	Includes: (i) 4.000 shares underlying an option to purchase shares at a price of $13.38 which are exercisable within the next 60 days; (ii) 43,750 shares of common stock which are issuable upon conversion of 131,250 shares of Series B Convertible Preferred stock; (iii) 926 shares of common stock which are issuable upon exercise of outstanding warrants; and (iv) 9,063 shares which are owned by Mr. Harris’ spouse

(6)	Includes: 17,558 shares of common stock underlying an options to purchase 1,333 and 16,225 shares, at a price of $21.90 and $12.30 per share respectively, within the next 60 days.

(7)	Includes: (i) 24,725 shares underlying an options to purchase 6,667, 1,333 and 16,725 shares, at a price of $7.50, $12.75 and $12.30 per share respectively, which are exercisable within the next 60 days; and (ii) 1,389 shares of common stock which are issuable upon exercise of outstanding warrants.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to each named executive officer for the Company’s last two completed fiscal years for all services rendered to the Company.

SUMMARY COMPENSATION TABLE

Name and principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gerald E. Commissiong,	2015	225,000	5,252	-	-	-	-	-	230,252
President, Chief Executive Officer	2014	170,625	50,000	-	438,000	-	-	-	658,625

Dr. John W. Commissiong,	2015	175,000	4,294	-	312,200	-	-	-	491,494
Chief Scientific Officer	2014	126,000	-	-	-	-	-	-	126,000

Marc Faerber, Treasurer, VP of Finance &	2015	160,000	3,343	-	-	-	-	-	163,343
Operations, and Secretary	2014	138,333	-	-	123,400	-	-	-	261,733

Robert Farrell,	2015	200,000	-	-	-	-	-	-	200,000
Chief Financial Officer (1)	2014	150,001	25,000	-	619,600	-	-	-	794,601

(1)	Mr. Farrell resigned from the Company effective July 1, 2016.

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Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2015.

	OPTION AWARDS								STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)		Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)	Market Value of Shares or Shares of Stock That Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested(#)
Gerald E. Commissiong,	1,796	(1)	-	(1)	-	$3.56	(1)	4/10/21(1)	-	-	-	-
President and Chief	183		33,151		-	$13.74	(1)	9/22/24(1)
Executive Officer, Director	971,250	(2)	-	(2)	-	$0.225	(2)	7/15/22(2)
						$0.7000	(2)	11/4/22(2)

Dr. John W. Commissiong,	12,058	(1)	12,153	(1)	-	$13.38	(1)	4/10/21(1)	-	-	-	-
Chief Scientific Officer,	697,500	(2)	-	(2)		$0.225	(2)	7/15/22(2)
Director						$0.7000	(2)	11/4/22(2)

Marc E. Faerber,	6,667	(1)	-	(1)	-	18.53	(1)	7/11/24(1)	-	-	-	-
Treasurer, VP of Finance	487,500	(2)	-	(2)		$0.225	(2)	7/15/22(2)
& Operations, and Secretary						$0.700	(2)	11/4/22(2)

Robert Farrell,	33,190	(1)	20,143	(1)		$11.64	(1)	3/31/24(1)
Chief Financial Officer(3)

(1)	Common Stock Shares
(2)	Preferred Stock Shares
(3)	Mr. Farrell resigned from the Company effective July 1, 2016.

Transactions with Related Persons

On March 2, 2015, the Company loaned MedicuRx, Inc. $25,000 in an unsecured convertible promissory note. Joseph Rubinfeld, one of our Directors, is President and CEO of MedicuRx, Inc. The note provided the Company with first right of refusal on any additional investments, but there are no further obligations beyond the $25,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2015 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except Mr. Commissiong did not timely report on Form 4 the acquisition of options which were granted on January 12, 2015.

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF FIVE (5) DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the five (5) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with certain biographical information regarding such nominees. Such information has been furnished to the Company by the director nominees.

Name	Age
Gerald E. Commissiong	33
Dr. John W. Commissiong	71
Robert L. Harris	72
Donald Huffman	69
Joseph Rubinfeld	82

For biographical information regarding Gerald E. Commissiong and Dr. John W. Commissiong, see “Information About the Executive Officers” above.

Robert L. Harris

Mr. Harris has served as a member of the Board of the Company since December 2010. Mr. Harris is a retired Vice President of Environmental, Health, Safety, Technical and Land Services at Pacific Gas and Electric Company, where he worked from September 1972 to January 2007. He graduated from San Francisco State University in 1965 and received his Juris Doctor degree from the University of California School of Law at Berkeley (Boalt Hall) in 1972. He was admitted to the California State Bar in December 1972 and argued and won a case in the United States Supreme Court in 1985. Harris also completed the Harvard Graduate School of Business Advanced Management Program and the Management Development Program at Duke University’s School of Business. For five years, Harris was selected by Ebony magazine as one of the “100 Most Influential Blacks in America” (1980, 1992, 1993, 1994 and 1995). Mr. Harris is qualified to serve as a director because of his extensive experience as a business executive and his legal background.

Donald Huffman

Mr. Huffman has served as a director of the Company since July 22, 2014. Mr. Huffman served as a consultant to Dance BioPharma, Inc., a company developing inhaled insulin, from April 2012 to July 2013 and has served as a director since July 2013. From September 2010 to March 2012, Mr. Huffman served as the Chief Financial Officer of Wafergen Biosystems Inc., a publicly-held emerging genomic analysis company and was its Co-President from September 2011 to March 2012. From October 2008 to September 2010, Mr. Huffman served as the Chief Financial Officer of Asante Solutions, Inc., a medical device company with an approved wearable insulin pump. From July 2006 to October 2008, Mr. Huffman served as Chief Financial Officer of Guava Technologies, Inc., a life science instrumentation company acquired by Millipore Corporation and then Merck & Co., Inc. From October 2004 to July 2006, Mr. Huffman served as Chief Financial Officer and principal of Sanderling Ventures, a biomedical venture capital firm. Mr. Huffman also has served as the Chief Financial Officer of three other public companies: Volcano Corporation (formerly known as EndoSonics Corporation), a company that manufactures medical devices; Microcide Pharmaceuticals, Inc., a biopharmaceutical company; and Celtrix Pharmaceuticals, Inc., a company that developed novel therapeutics for the treatment of debilitating, degenerative conditions, which was acquired by Insmed Incorporated in 2000. Mr. Huffman earned a B.S. in Mineral Economics from Pennsylvania State University and an M.B.A. from the State University of New York at Buffalo. He completed the Financial Management Program at the Stanford University Graduate School of Business. We believe that Mr. Huffman possesses specific attributes that qualify him to serve on our Board of Directors, including his experience as a Chief Financial Officer of several public biopharmaceutical and medical device companies and his understanding of the operations and issues that affect similarly situated companies

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Dr. Joseph Rubinfeld

Dr. Rubinfeld has served as a director of the Company since December 5, 2014. Dr. Rubinfeld is currently a board member of Regenicin, Inc. and CytRx Corporation. Earlier in his career, Dr. Rubinfeld served 12 years at Bristol Myers, where in addition to developing Amoxicillin and Cephadroxil, he was instrumental in licensing their original anti-cancer line of products, including Mitomycin, Etoposide, and Bleomycin. Dr. Rubinfeld is also credited with making a major scientific and public health contribution to society by inventing the first ever synthetic biodegradable detergent. In 1980, Dr. Rubinfeld was one of four co-founders of Amgen, Inc. and served as its Chief of Operations, where one of his primary efforts was the prioritization of erythropoietin (“EPO”) in Amgen’s pipeline due to its initial commercialization pathway under the Orphan Drug Act. In 1984, Dr. Rubinfeld won the prestigious Common Wealth Award for Science and Invention, which was a testament to his prowess for achieving major inventions, represented by the numerous patents obtained during his distinguished career. In 1991 he co-founded SuperGen, Inc., where he served as President and Chief Executive Officer until 2003 and as a board member until 2005. He has also served as an advisor or board member to a number of companies including AVI BioPharma and Quark Pharmaceuticals. Dr. Rubinfeld received a B.S. degree in chemistry from C.C.N.Y. and M.A. and Ph.D. in chemistry from Columbia University. Dr. Rubinfeld is qualified to serve as director because of business and scientific experience working in the pharmaceutical and drug industries.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by the Company's common stock, Series C Convertible Preferred, Series E Convertible Preferred and Series H Convertible Preferred stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting. This means that the five (5) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

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PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Marcum LLP (“Marcum”) as the independent auditors of the Company for the fiscal year ending December 31, 2016. Representatives of Marcum are expected to attend the 2016 Annual Meeting of stockholders.

Marcum has served as the Company’s independent auditors since December 2013.The following table sets forth fees billed to us by our independent auditors for the years ended 2015 and 2014 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as audit fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance. All services are approved and pre-approved by the audit committee (amounts in thousands)

SERVICES	2015	2014
Audit fees	$485	$283
Audit-related fees
Tax fees	66	41
All other fees	23	40

Total fees	$574	$364

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Required Vote

The ratification of the appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the total votes represented by the Company's common stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock and Series H Convertible Preferred Stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF MARCUM LLP
AS OUR INDEPENDENT AUDITORS

FOR THE YEAR ENDED DECEMBER 31, 2016.

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PROPOSAL NO. 3:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board of Directors has approved and recommended a proposal to effect the reverse stock split of our issued and outstanding common stock, as described below.

The form of the proposed amendment to the Company’s Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law).  If approved by our stockholders, the reverse stock split proposal would permit (but not require) our Board to effect a reverse stock split of our issued and outstanding common stock at any time prior to October 11, 2017 by a ratio of not less than 1-for-2 and not more than 1-for-300, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	prevailing market conditions;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the historical and projected performance of our common stock;

●	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock

●	our capitalization (including the number of shares of common stock issued and outstanding);

●	the prevailing trading price for our common stock and the volume levels thereof; and

●	potential devaluation of our market capitalization as a result of a reverse stock split.

Our Board reserves the right to elect to abandon the reverse stock split, if it determines, in its sole discretion, that the reverse stock split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the reverse stock split determined by our Board, stockholders with less than 10 shares and no more than 100 shares of our common stock, may be combined into one share of common stock.  Any fractional shares will be rounded up to the next whole number.  The amendment to our Articles of Incorporation to effect the reverse stock split, if any, will include only the reverse stock split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split. The proposed reverse stock split will not affect the number of shares of common stock authorized in the Articles of Incorporation or the number of authorized shares. Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse stock split will be an increase in the authorized, but unissued, shares of common stock.

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Reasons for the Reverse Stock Split

The primary reason for implementing a reverse stock split would be to increase the market price per share of our common stock. The Board of Directors believes that a higher price per share will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split is implemented.

For the above reasons, we believe the reverse stock split is in the best interests of the Company and our stockholders. However, we cannot assure you that the reverse stock split, if implemented, will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. The market price of our common stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the implementation of the reverse stock split as that stockholder held immediately prior to the reverse stock split. On June 13, 2016, we had 70,574,427 shares of common stock issued and outstanding and 79,425,573 shares of common stock that were authorized but unissued. At June 13, 2016, we had reserved [●] shares for future issuance, consisting of (i) [●] and (ii) [●] shares of common stock potentially issuable upon the conversion of outstanding Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series G Convertible Preferred Stock. All of these share numbers will be adjusted in accordance with the ratio of the reverse stock split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the reverse stock split ratio.

After the reverse stock split is implemented, each stockholder will own a reduced number of shares of our common stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 3 reverse stock split, then for every 3 shares of our common stock that a stockholder owns they will be combined and converted into a single share of our common stock. We estimate that following the implementation of the reverse stock split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the reverse stock split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the reverse stock split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Because the number of shares of authorized common stock will not be affected, the proposed reverse stock split will result in an increase in the authorized, but unissued, shares of common stock. The reverse stock split will not affect the par value of our common stock or the number of shares of preferred stock which the Company may issue, which shall remain at 10,000,000 shares. Our preferred stock is available for issuance from time to time for such purposes and consideration as the Board may approve in their discretion. There are 750,000 shares of Series C Convertible Preferred Stock issued and outstanding convertible into 1,500,000 shares of common stock; 0 shares of Series D Convertible Preferred Stock issued and outstanding convertible into 0 shares of common stock; 8,816 shares of Series E Convertible Preferred Stock issued and outstanding convertible into 236,544,137 shares of common stock; 0 shares of Series G Convertible Preferred Stock issued and outstanding convertible into 0 shares of common stock; and 6,204 shares of Series H Convertible Preferred Stock issued and outstanding convertible into 161,984,334 shares of common stock. We do not currently have any specific arrangements, understandings or agreements, either written or oral, to issue any additional shares of preferred stock.

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The table below illustrates the number of shares of common stock authorized for issuance following the reverse stock split, the approximate number of shares of common stock that would remain outstanding following the reverse stock split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the reverse stock split, and the number of unreserved shares of common stock available for future issuance following the reverse stock split. The information in the following table is based on 70,574,427 shares of common stock issued and outstanding as of June 13, 2016 and [●] shares reserved for future issuance as of June 13, 2016.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-2	150,000,000	75,000,000
1-for-10	150,000,000	15,000,000
1-for-20	150,000,000	7,500,000
1-for-30	150,000,000	5,000,000
1-for-40	150,000,000	3,750,000
1-for-50	150,000,000	3,000,000
1-for-100	150,000,000	1,500,000
1-for-150	150,000,000	1,000,000
1-for-200	150,000,000	750,000
1-for-250	150,000,000	600,000
1-for-300	150,000,000	500,000

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split. Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval, including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) establishing strategic relationships with other companies and (iv) expanding our business through the acquisition of other businesses or products.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

●

Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

●	The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

●	The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

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Treatment of Fractional Shares

We do not currently intend to issue fractional shares in connection with the reverse stock split.  Therefore, we will not issue certificates representing fractional shares.  In lieu of issuing fractions of shares, we will round up to the next whole number.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the reverse stock split will occur automatically on the date that the amendment to our Articles of Incorporation is filed with the Nevada Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our common stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding common stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

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Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Articles of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed reverse stock split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed reverse stock split will not cause the Company to go private.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock. It addresses only U.S. stockholders who hold the pre-reverse stock split common stock and post-reverse stock split common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

●	banks, financial institutions, thrifts, mutual funds or trusts;

●	tax-exempt organizations;

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●	insurance companies;

●	dealers in securities or foreign currency;

●	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;

●	foreign or United States expatriate stockholders;

●	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;

●	controlled foreign corporations;
●	stockholders with a functional currency other than the U.S. dollar;

●	stockholders who hold the pre-reverse stock split common stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;

●	stockholders who hold the pre-reverse stock split common stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;

●	common trusts;
●	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;

●	partnerships or other pass-through entities or investors in such entities;

●	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

●	stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or
●	holders of warrants or stock options.

 In addition, this discussion does not address any tax considerations under state, local, gift or foreign tax laws.

This summary is based upon the Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the reverse stock split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

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STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of our common stock in order for the reverse stock split to qualify as a recapitalization. The tax consequences discussed below assume that the reverse stock split is treated as a recapitalization and that the common stock is held by each stockholder as a capital asset:

●	A stockholder generally will not recognize gain or loss as a result of the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split common stock. A stockholder who receives cash in lieu of a fractional share interest in the post-reverse stock split common stock generally will recognize gain or loss equal to the difference, if any, between the cash received and the portion of the tax basis of the pre-reverse stock split common stock allocated to the fractional share interest. Subject to the limitations above, such gain or loss will be long-term capital gain or loss if the pre-reverse stock split common stock was held for more than one year by the stockholder at the time of the reverse stock split. If a stockholder is an individual, such gain may also be subject to an additional 3.8% Medicare tax if such stockholder attains certain income thresholds.

●	A stockholder’s aggregate tax basis of the post-reverse stock split common stock received in the reverse stock split will generally be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefore (excluding any portion of the stockholder's tax basis allocated to fractional share interests).

●	A stockholder’s holding period for the common stock held post-reverse stock split will include the holding period of the pre-reverse stock split common stock exchanged.

●	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the reverse stock split.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. In addition, stockholders may be subject to backup withholding (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required.  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the reverse stock split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the reverse stock split.

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Required Vote

Approval of the reverse stock split requires the receipt of the affirmative vote of the holders holding shares of the Company entitling them to exercise at least a majority of the voting power of the Corporation.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK BY A RATIO OF NOT LESS THAN 1-FOR-2 AND NOT MORE THAN 1-FOR-300 AT ANY TIME PRIOR TO OCTOBER 11, 2017.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 may be obtained without charge by writing to the Corporate Secretary, Amarantus BioScience Holdings, Inc., 655 Montgomery Street, Suite 900, San Francisco, CA 94111. Our Annual Report on Form 10-K can also be found on our website at www.amarantus.com.

Stockholders Proposals for the 2017 Annual Meeting.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2017 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before May 19, 2017. Such proposal must also meet the other requirements of the rules of the SEC relating to shareholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Gerald E. Commissiong
Gerald E. Commissiong
President, Chief Executive Officer and Director

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Appendix A

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.             Name of Corporation: Amarantus BioScience Holdings Inc.

2.             The Articles of Incorporation (the “Articles”) have been amended as follows:

Article IV is hereby amended to include the following:

“Every [*] shares of the Corporation’s Common Stock (the “Old Common Stock”), issued and outstanding immediately prior to the effectiveness of this amendment (the “Amendment Effective Time”), will be automatically reclassified as and converted into One (1) share of common stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (such formula herein, the “Determined Ratio”).  Further, every right, option and warrant to acquire shares of Old Common Stock outstanding immediately prior to the Amendment Effective Time shall, as of the Amendment Effective Time and without any further action, automatically be reclassified into the right to acquire One (1) share of New Common Stock based on the Determined Ratio of shares of Old Common Stock to shares of New Common Stock, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock.  Each holder of such New Common Stock shall be entitled to receive for such fractional interest, and at the Amendment Effective Time any such fractional interest in such shares of New Common Stock shall be converted into the right to receive one full share of Common Stock.  Shares of Common Stock that were outstanding prior to the Amendment Effective Time and that are not outstanding after the Amendment Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Amendment Effective Time, represented shares of Old Common Stock shall, from and after the Amendment Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.”

*Number to be determined in the sole discretion of the Board of Directors between 2 and 300.

3.             The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: More than 50%

4.             Effective date of filing (optional)

5.             Signature:

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.
CONTROL #

* SPECIMEN * 1 MAIN STREET	VOTE BY MAIL
ANYWHERE PA 99999-9999	Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on October 11, 2016 at 10:30 am EST.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Common Stock

▼    DETACH PROXY CARD HERE TO VOTE BY MAIL   ▼

(1)	Election of Directors:

	☐	FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY TO VOTE FOR
		(except as marked to the contrary below)		ALL NOMINEES LISTED BELOW

INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Gerald E. Commissiong	02 Dr. John E. Commissiong	03 Robert L. Harris

04 Donald D. Huffman	05 Joseph Rubinfeld

(2)	To ratify the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending December 31, 2016.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(3)	To approve an amendment to the Company's Articles of Incorporation to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-two and not more than one-for-three hundred at any time prior to October 11, 2017.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account please check the box at right and indicate your new address.	☐

* SPECIMEN *		AC: ACCT9999	90.00

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Annual Meeting of Stockholders

October 11, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on October 11, 2016

The proxy statement and annual report on Form 10-K are available at http:____________________

AMARANTUS BIOSCIENCE HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Gerald E. Commissiong, with full power of substitution, as proxy to represent and vote all shares of Common Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock, Series H Convertible Preferred Stock of Amarantus BioScience Holdings, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on October 11, 2016, at 10:30 a.m. EST at 61 Broadway, 32nd Floor, New York, NY 10006, upon matters set forth in the Notice of 2016 Annual Meeting of Stockholders and Proxy Statement, a copy of which has been received by the undersigned. The proxy is further authorized to vote, in his discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016, FOR the approval of an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-two and not more than one-for-three hundred at any time prior to October 11, 2017, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on October 11, 2016 at 10:30 am. EST.            ☐

(Continued and to be signed on Reverse Side)